UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 18, 2016

FBEC WORLDWIDE, INC.

(Exact Name of Registrant as Specified in its Charter)

Wyoming	000-52297	47-3855542
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Central Ave., Cheyenne, WY 82001

(Address of principal executive offices)

___N/A___

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On March 18, 2015, FBEC Worldwide, Inc. (“FBEC”), amended its articles of incorporation in order to decrease its authorized shares of common stock, par value $0.001 per share, from 5,000,000,000 to 2,200,000,000. This decrease was undertaken in order to tighten the capital structure of FBEC, and ease any shareholder concerns of material diluting events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Articles of Amendment, filed with the Secretary of State of the State of Wyoming, decreasing the authorized shares of common stock of FBEC from 5,000,000,000 to 2,200,000,000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 21, 2016

FBEC Worldwide, Inc.

By:	/S/ Jason Spatafora
Jason Spatafora Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Document Description

3.1	Articles of Amendment, filed with the Secretary of State of the State of Wyoming, decreasing the authorized shares of common stock of FBEC from 5,000,000,000 to 2,200,000,000.

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